UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 13, 2004
                                                         ---------------


                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code 770-650-6508
                                                           ------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 13, 2004 the Company's Certified Public Accountants, Sherb & Co., LLP ("Sherb") resigned.

On August 31, 2004 the Company's new Certified Public Accountants are Bouwhuis Morrill & Company LLC 12 South Main, Suite 208 Layton, Utah 84041.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

          Exhibit 99.1 Letter from Sherb & Co., LLP dated August 13, 2004.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVA BIOGENETICS INC.
                                       (Registrant)



 Date:  September 2, 2004              By: /s/ Timothy C. Moses
                                           --------------------
                                       Name:  Timothy C. Moses
                                       Title: Sr. Vice President